February 2006- DRAFT OTCBB: ACDI UBS 2006 Global Healthcare Services Conference Wednesday, February 15, 2006

Statements contained in this presentation which are not historical facts are forward-looking statements, such as statements about prospective earnings, revenues, operations, revenue and earnings growth and other financial projections. These forward-looking statements and all other statements that are not historical facts are based on management's expectations and available information and are subject to and qualified by a number of risks and uncertainties that could cause actual results to differ materially than those expressed or implied by such statements. These risks and uncertainties include competitive factors, the availability of financing, the ability of our affiliated agencies to effectively market and sell our services and products and customer demand, our ability to execute our growth strategy, our ability to recruit and retain key personnel, the impact of governmental regulations, and the other risks and uncertainties identified in our public filings made with the SEC, including Forms 8-K, 10-Q and 10-K. The forward looking statements contained herein, and other public statements of the Company or its management, should be considered in light of those factors. The Company claims all protections provided by law for all of its forward looking statements, which are made as of the date hereof, and the Company undertakes no duty to update any forward looking statements or this presentation to conform to actual results or changes in expectations. Disclosure

Company Overview

Company Profile A leading national provider of home care and medical staffing services Operates 100 home care, staffing and DME/Rx locations, plus 6 retail centers, in 24 states Provider of home medical and respiratory equipment, mail order pharmacy, and independent living aids Provides care to over 6,000 patients on any given day (including DME) "Direct-to-Patient" supplier of home health and wellness products leveraging brand name Employs approximately 13,500 workers annually annually annually annually annually annually annually annually annually annually annually annually annually annually annually annually

Experienced Management Team

Name	Position	Years of Healthcare Experience	Background
John Elliott	Chairman & CEO	27	Health Care - DME
Larry Kuhnert	President	23	Health Care - DME
Rebecca Irish	Chief Financial Officer	15	Health Care - DME
Jim Haifley	Executive Vice President	25	Health Care - DME
Cathy Sparling	Chief Operating Officer, ASI	30	Health Care - Home Care/ Staffing
Bill Hewlett	Vice President-Pharmacy Services	30+	Pharmacy - DME
Jeff Place	Director-Retail	10+	Sears, Catalog, Retail Patient Health and Safety Aids

Patient Primary Chronic Diagnoses: Respiratory Cardiac Diabetic Patient-Focused Approach DME / Respiratory Oxygen Bed/Wheelchair Sleep Products Home Care Services Homemakers Nurse Aides Nurses Patient Direct Retail / Catalog Health & Safety Mobility Aids Pharmacy Nebulizers Pills / Capsules Inhalers

Services and Products

Home Care Registered Nurses Licensed Practical Nurses Physical Therapists Occupational Therapists Speech Pathologists Medical Social Workers Personal Care Aides Home Care Aides Homemakers Companions Skilled Personal Care & Support Services Services and Products

Staffing Services and Products Registered Nurses Licensed Practical Nurses Certified Nursing Assistants Respiratory Therapists Technicians Medical Assistants Travel Professionals

Durable Medical/ Respiratory Equipment Oxygen CPAP/BiPAP Wheelchairs Hospital beds Other home equipment Services and Products Services and Products

Services and Products Full line of meds Respiratory products Diabetic care mgmt. Compliance packaging of oral meds Automated solution -- patient's name and administration time printed directly on the package Mail Order Pharmacy Pharmacy Pharmacy

Patient Direct - Catalog Services and Products Services and Products

Patient Direct Services and Products Daily Living Aids Mobility Products Bathroom Safety Stairway lifts

Sears Roll-Out Sept '05 First 6 stores opened March '07 70 stores Primary Year 1 Ramp-up Years 2-3 Maturation Years 3-4 Stages: Small $50K 15% Medium $75K 18% Large $125K 21% Revenue: EBITDA:

Sears Concept Stores - 2005 September October November December East 8000 28000 41000 99000 Revenue Progression

The Arcadia model Home Care Patient Direct-Retail Pharmacy DME/ Respiratory Share resources-leverage patient databases/contacts Patient focus INTEGRATION INTEGRATION INTEGRATION

National Platform

- Home Care / Staffing (76 offices)
- Durable Medical / Respiratory Equipment (22 offices)
- Mail Order Pharmacy (1 office-nationwide coverage)
- Patient Direct (6 Sears locations, 1 nationwide catalog)



WA
CA
AZ
CO
NE
TX
MI
IL
IN
OH
KY
TN
AL
GA
FL
NC
VA
PA
NY
ME

106 locations in 24 states

ARCADIA RESOURCES, INC.

16

Market Opportunity

Large and Growing Market Opportunity $90 Billion Market Opportunity Strong Annual Growth Mail-Order Pharmacy $35B Home Medical Equipment $5B Home Care Services $35B Health Care Staffing $10B Home Respiratory $5B All business segments are growing at rates above inflation

Attractive Industry Fundamentals Supporting Growth Aging US population Lower cost alternative to hospital care Greater independence of aging Americans and those with disabilities Patient preference for home setting Stable reimbursement environment Technology advancements Highly fragmented, presenting significant opportunities to expand network

Significant Organic Growth Opportunities Cross sell products and services throughout network Leverage and enhance the Arcadia brand equity Leverage referral relationships Mine the patient data Develop retail operations Continue to grow Sears model Sales and marketing to drive online catalog circulation Grow catalog business Web site Sears store Leverage patient database Continue expanding national network Target markets with opportunities to drive market share

Acquisition Strategy Capitalize on fragmented nature of industry Leverage existing infrastructure Acquisition criteria Targeted geographic profile Compatible payor mix Consistent clinical metrics Expandable referral base Opportunities for internal growth Target DME / Respiratory Private duty home care Home health agencies Post merger 18 acquisitions

Integration Strategy... "Arcadia-ize" Evaluate sales opportunities and referral base Retain top producers Utilize existing Arcadia services and resources to further penetrate local markets where acquisitions have taken place Transition financial functions to eliminate duplication of duties and leverage information processing centrally Expand service and product offerings within existing sites Educate employee base as potential customers and indirect sales force...paradigm shift

Model of Success xxx Q2 2005 Q3 2006 xxx EBITDA -150000 650000 Revenue 1250000 1700000 Trinity Healthcare Acquired 9/30/04 - "Arcadia-ized" Revenue EBITDA Q2 2005 Q3 2006

Financial Overview Operating Results Balance Sheet Growth Patterns

Operating Results - Three Quarters Ended December 31

Balance Sheet December 2005

Q3 2005 Revenue by Source

Diverse Payor Mix Payor Mix By Revenue Fiscal 2005 Payor Mix By Revenue Fiscal 2006 Payor Mix By Revenue Fiscal 2007 Facilities Government Payor Private Pay Insurance yell or gr purp East 42 29 17 12 29% 17% 12% 42% yell or gr purp East 47 24 17 12 24% 17% 12% 47% yell or gr purp East 37 33 20 10 33% 20% 10% 37%

Growth Patterns

Stock Information

Arcadia Resources, Inc. is the result of the May 2004 merger of Critical Home Care, Inc. and RKDA, the parent company of Arcadia Services, Inc., and Arcadia RX, LLC. Stock Symbol: ACDI Exchange: OTCBB Shares Outstanding: 96.3 Million Estimated Public Float: 30 Million Insider Ownership: 26% 52 Week Hi/Lo: $1.19 - $2.90 Recent Price: $2.75 Market Capitalization: $265 Million * Information as of 2/8/06 Stock Profile

Investment Highlights Large, growing and fragmented industry Strong organic/external growth opportunities National footprint with a scalable platform Differentiated products and services Customer-focused culture Demonstrated ability to identify and integrate acquisitions Diverse revenue stream and payor mix Experienced management team with equity stake

Q & A

February 2006- DRAFT OTCBB: ACDI UBS 2006 Global Healthcare Services Conference Wednesday, February 15, 2006